Exhibit 99.1

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

JUDGE: DOUGLAS O. TICE JR.

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: November 2, 2009 To November 29, 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7A) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/S/ J.P. CAUSEY JR.	EXECUTIVE VICE PRESIDENT
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

J.P. CAUSEY JR.	DECEMBER 14, 2009
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/S/ KATHRYN L. TYLER	ASSISTANT CONTROLLER
ORIGINAL SIGNATURE OF PREPARER	TITLE

KATHRYN L. TYLER	DECEMBER 14, 2009
PRINTED NAME OF PREPARER	DATE

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-1 (1 of 2)

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

BALANCE SHEET

	12/29/2008	2/1/2009	3/1/2009	3/29/2009	4/30/2009	5/31/2009	6/28/2009
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,469,115	$2,158,981	$947,670	$1,140,352	$456,614	$10,558,731	$10,201,730
Accounts receivable[1]	6,980,430	7,770,578	7,857,279	8,459,192	95,408,006	2,418,885	2,020,865
Inventories	3,838,065	3,664,000	3,660,000	3,685,000	—	—	—
Prepaid expenses and other current assets	828,719	669,773	1,624,976	1,425,984	931,506	720,545	665,871
Income taxes receivable	2,634,783	2,634,783	2,634,783	2,634,783	2,634,783	2,634,783	2,634,783

TOTAL CURRENT ASSETS	15,751,112	16,898,115	16,724,708	17,345,310	99,430,908	16,332,944	15,523,249

Gross property, plant and equipment:	30,875,645	30,875,761	31,368,761	31,368,761	1,355,325	1,355,325	1,355,325
Less accumulated depreciation	(18,281,155)	(18,505,161)	(18,730,176)	(18,962,413)	(1,193,804)	(1,214,208)	(1,234,610)

Net property, plant and equipment	12,594,490	12,370,600	12,638,586	12,406,349	161,521	141,117	120,715

Investment[2]	609,958,833	609,452,228	609,452,228	608,877,754	4,722,402	4,026,322	3,401,392
Net Intercompany receivable[2,3]	380,411,592	364,771,130	362,018,963	368,163,677	—	—	—
Other assets	48,850,022	45,911,887	43,305,421	42,914,089	32,126,393	31,835,864	31,868,923

TOTAL ASSETS	1,067,566,056	1,049,403,960	1,044,139,906	1,049,707,178	136,441,224	52,336,247	50,914,279

CURRENT LIABILITIES
Accounts payable	—	1,041,104	239,496	1,168,385	119,728	137,757	57,167
Accrued expenses	—	2,264,062	3,886,832	4,275,638	6,806,139	1,223,155	844,120

TOTAL CURRENT LIABILITIES	—	3,305,166	4,126,328	5,444,023	6,925,867	1,360,912	901,287

LIABILITIES NOT SUBJECT TO COMPROMISE	—	3,305,166	4,126,328	5,444,023	6,925,867	1,360,912	901,287

LIABILITIES SUBJECT TO COMPROMISE	610,078,052	596,985,915	598,863,077	599,519,013	491,973,646	436,785,319	439,742,743

STOCKHOLDERS’ EQUITY
Common stock	20,639,605	20,485,638	20,318,975	20,318,975	20,238,486	20,238,486	20,238,486
Additional paid-in capital	370,720,184	370,973,216	371,119,572	371,433,488	98,740,698	98,740,698	98,740,698
Accumulated other comprehensive income (loss)	(107,066,962)	(105,822,347)	(107,408,674)	(107,252,262)	(46,594,889)	(46,320,554)	(46,142,364)
Retained earnings	173,195,177	163,476,372	157,120,627	160,243,942	(434,842,584)	(458,468,614)	(462,566,571)

TOTAL STOCKHOLDERS’ EQUITY	457,488,004	449,112,878	441,150,500	444,744,142	(362,458,289)	(385,809,984)	(389,729,751)

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	$1,067,566,056	$1,049,403,960	$1,044,139,906	$1,049,707,178	$136,441,224	$52,336,247	$50,914,279

1.	Accounts receivable include $3,461,235, $3,338,463, $3,291,694, $2,807,186, $2,418,885, and $2,020,865, of non trade receivables, deposits, advances and other miscellaneous receivables for January, February March, April, May, and June, respectively. April balance also reflects receivables of $92,608,820 related to the sale that closed April 30, 2009
2.	The Company sold substantially all of its operating business effective April 30, 2009 resulting in the elimination of all I/Co and investment balances in non-debtor subsidiaries
3.	For January, February and March, movement in intercompany receivable balance due to changes in foreign currency exchange rates and ordinary course intercompany transactions with non-debtor related entities, primarily Chesapeake PLC, UK Holdings Limited and Chesapeake Asia Pacific Ltd.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-1 (2 of 2)

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

BALANCE SHEET

	8/2/2009	8/30/2009	9/27/2009	11/1/2009	11/29/2009
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$9,034,187	$7,980,143	$7,895,167	$9,705,754	$9,413,470
Accounts receivable[1]	2,635,896	2,628,282	2,521,364	2,007,300	2,005,971
Inventories	—	—	—	—	—
Prepaid expenses and other current assets	540,777	437,021	334,153	205,633	102,816
Income taxes receivable	2,634,783	2,634,783	2,634,783	2,634,783	2,634,783

TOTAL CURRENT ASSETS	14,845,643	13,680,229	13,385,467	14,553,470	14,157,040

Gross property, plant and equipment:	1,355,325	1,355,325	1,355,325	—	—
Less accumulated depreciation	(1,254,730)	(1,274,849)	(1,294,968)	—	—

Net property, plant and equipment	100,595	80,476	60,357	—	—

Investment[2]	3,334,680	2,920,325	2,727,836	2,689,720	2,665,186
Net Intercompany receivable	—	—	—	—	—
Other assets	31,691,674	32,363,535	32,401,620	32,214,734	32,258,314

TOTAL ASSETS	49,972,592	49,044,565	48,575,280	49,457,924	49,080,540

CURRENT LIABILITIES
Accounts payable	9,349	19,353	—	25,935	36,619
Accrued expenses	598,934	476,946	482,631	940,117	826,343

TOTAL CURRENT LIABILITIES	608,283	496,299	482,631	966,052	862,961

LIABILITIES NOT SUBJECT TO COMPROMISE	608,283	496,299	482,631	966,052	862,961

LIABILITIES SUBJECT TO COMPROMISE	445,566,437	444,669,611	448,244,597	454,092,165	459,661,105

STOCKHOLDERS’ EQUITY
Common stock	20,238,486	20,238,486	20,238,486	20,238,486	20,238,486
Additional paid-in capital	98,740,698	98,740,698	98,740,698	98,740,698	98,740,698
Accumulated other comprehensive income (loss)	(45,885,665)	(45,685,487)	(45,496,043)	(45,279,627)	(45,105,162)
Retained earnings	(469,295,647)	(469,415,042)	(473,635,089)	(479,299,850)	(485,317,548)

TOTAL STOCKHOLDERS’ EQUITY	(396,202,128)	(396,121,345)	(400,151,948)	(405,600,293)	(411,443,526)

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	$49,972,592	$49,044,565	$48,575,280	$49,457,924	$49,080,540

1.	Accounts receivable include $2,635,896, $2,628,282, $2,521,364, $2,007,300 and $2,005,971 of non trade receivables, deposits, advances and other miscellaneous receivables for July, August, September, October, and November, respectively.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-2 (1 of 2)

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

INCOME STATEMENT

	2/1/2009	3/1/2009	3/29/2009	4/30/2009	5/31/2009	6/28/2009

Net sales	$4,196,944	$3,707,000	$4,267,000	$4,788,000	$—	$—
Cost of products sold	4,066,668	3,432,000	3,921,000	4,538,000	—	—
Selling, general and administrative expenses	1,998,580	1,953,517	2,204,262	2,242,369	592,107	493,181
Gain (loss) on foreign currency translation	(25,988)	186,882	(76,697)	(599,023)	(20,594,933)	(1,520,359)
Other income (loss), net	(17,943)	(20)	(21,402)	(6,048)	(15,449)	(465)

Operating loss	(1,912,235)	(1,491,655)	(1,956,361)	(2,597,440)	(21,202,489)	(2,014,005)

Loss on divestiture	—	—	—	591,236,706	338,961	—
Reorganization costs and other financing costs	3,767,001	1,101,363	1,706,766	59,249	15,215	136,808
Interest expense, net	6,291,587	5,557,027	3,249,769	3,648,701	1,915,894	1,794,950

Loss from continuing operations	(11,970,822)	(8,150,046)	(6,912,897)	(597,542,096)	(23,472,559)	(3,945,763)

Intercompany income, net	(2,395,372)	(1,939,622)	(3,157,543)	(2,588,980)	—	—

Loss from continuing operations before taxes	(9,575,450)	(6,210,424)	(3,755,354)	(594,953,116)	(23,472,559)	(3,945,763)

Tax expense	7,880	9,014	8,861	1,861	3,654	3,654

Loss before discontinued operations	(9,583,330)	(6,219,438)	(3,764,215)	(594,954,977)	(23,476,213)	(3,949,417)

Loss (income) from discontinued operations, net of tax	136,752	136,752	(6,887,529)	131,548	149,818	148,540

Net (loss) income	$(9,720,082)	$(6,356,190)	$3,123,314	$(595,086,525)	$(23,626,031)	$(4,097,957)

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-2 (2 of 2)

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

INCOME STATEMENT

	8/2/2009	8/30/2009	9/27/2009	11/1/2009	11/29/2009

Net sales	$—	$—	$—	$—	$—
Cost of products sold	—	—	—	—	—
Selling, general and administrative expenses	638,486	538,674	486,386	578,864	456,494
Gain (loss) on foreign currency translation	(3,601,719)	2,872,317	(1,272,279)	(4,571,436)	(3,450,631)
Other income (loss), net	(3,398)	3,159	—	(46,071)	2,258

Operating loss	(4,243,603)	2,336,802	(1,758,665)	(5,196,371)	(3,904,867)

Loss on divestiture	1,613	205	863	7,538	—
Reorganization costs and other financing costs	77,436	69,843	75,780	(79,244)	97,952
Interest expense, net	2,254,572	2,233,545	2,231,373	1,467,746	1,858,478

Loss from continuing operations	(6,577,224)	33,209	(4,066,681)	(6,592,411)	(5,861,297)

Intercompany income, net	—	—	—	—	—

Loss from continuing operations before taxes	(6,577,224)	33,209	(4,066,681)	(6,592,411)	(5,861,297)

Tax expense	3,291	3,290	3,290	3,324	3,324

Loss before discontinued operations	(6,580,515)	29,919	(4,069,971)	(6,595,735)	(5,864,621)

Loss (income) from discontinued operations, net of tax	148,561	149,315	150,076	(930,974)	153,076

Net (loss) income	$(6,729,076)	$(119,396)	$(4,220,047)	$(5,664,761)	$(6,017,697)

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-3 (1 of 2)

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

CASH RECEIPTS AND DISBURSEMENTS

	YTD[1]
	2/1/2009	3/1/2009	3/29/2009	4/30/2009	5/31/2009	6/28/2009

Operating activities:
Net loss	$(9,917,347)	$(16,273,537)	$(13,150,223)	$(608,236,748)	$(631,862,778)	$(635,960,735)
Depreciation and amortization	369,015	729,029	1,096,266	1,475,836	1,496,240	1,516,642

Changes in operating assets and liabilities, net of acquisitions and dispositions:
Accounts receivable, net	(414,551)	(501,253)	(1,103,165)	(93,434,979)	(445,858)	(47,838)
Inventories	135,000	139,000	114,000	516,000	516,000	516,000
Other assets	168,409	(786,794)	(587,802)	(286,324)	(75,364)	(20,689)
Accounts payable and accrued expenses	(6,132,368)	(1,310,385)	2,480,427	2,362,951	(3,682,855)	(1,999,876)
Income taxes payable	—	—	—	—	—
Loss on Divestiture	—	—	—	681,379,250	606,471,427	606,471,427
Other	3,174,529	5,692,364	(995,003)	138,179	522,947	2,107,827

Net cash provided by operating activities	(12,617,313)	(12,311,575)	(12,145,499)	(16,085,835)	(27,060,241)	(27,417,242)

Investing activities:
Purchases of property, plant and equipment	—	—	(493,000)	(498,000)	(498,000)	(498,000)
Divestitures	—	—	—	—	96,076,462	96,076,462
Proceeds from sales of property, plant and equipment	—	—	—	2,000	2,000	2,000
Other	—	—	—	—	—	—

Net cash (used in) provided by investing activities	—	—	(493,000)	(496,000)	95,580,462	95,580,462

Financing activities:
Net borrowings on credit lines	—	—	—	—	—	—
Payments on long-term debt	—	—	—	—	(75,000,000)	(75,000,000)
Proceeds from long-term debt	—	—	—	—	—	—
Intercompany	5,452,984	3,935,933	4,455,539	7,715,137	7,715,198	7,715,198
Other	—	—	—	—	—	—

Net cash provided by (used in) financing activities	5,452,984	3,935,933	4,455,539	7,715,137	(67,284,802)	(67,284,802)

Effect of foreign exchange rate changes on cash and cash equivalents	—	—	—	(134)	(134)	(134)

Increase (decrease) in cash and cash equivalents	(7,164,330)	(8,375,642)	(8,182,960)	(8,866,698)	1,235,419	878,418

Cash and cash equivalents at beginning of Year	9,323,312	9,323,312	9,323,312	9,323,312	9,323,312	9,323,312

Cash and cash equivalents at end of Period	$2,158,981	$947,670	$1,140,352	$456,614	$10,558,731	$10,201,730

1.	Cashflow statement based on Company’s fiscal period beginning 12/28/08, which includes net loss of $197,265 and net cash outflows of approximately $8 million from Dec 29, 2008, which were pre-petition.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-3 (2 of 2)

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

CASH RECEIPTS AND DISBURSEMENTS

	YTD[1]
	8/2/2009	8/30/2009	9/27/2009	11/1/2009	11/29/2009

Operating activities:
Net loss	$(642,689,811)	$(642,809,207)	$(647,029,253)	$(652,694,014)	$(658,711,712)
Depreciation and amortization	1,536,761	1,556,881	1,577,000	1,577,000	1,577,000
Changes in operating assets and liabilities, net of acquisitions and dispositions:
Accounts receivable, net	(662,869)	(655,256)	(544,033)	(34,274)	(32,944)
Inventories	516,000	516,000	516,000	516,000	516,000
Other assets	104,405	208,161	311,029	439,549	542,366
Accounts payable and accrued expenses	119,711	1,769,727	3,416,866	7,336,228	10,102,373
Income taxes payable
Loss on divestiture	606,471,427	606,471,427	606,471,427	606,471,427	606,471,427
Loss on sale of fixed assets				50,257	50,257
Other	6,019,591	3,303,438	5,557,159	8,414,509	11,269,631

Net cash provided by operating activities	(28,584,785)	(29,638,829)	(29,723,805)	(27,923,318)	(28,215,602)

Investing activities:
Purchases of property, plant and equipment	(498,000)	(498,000)	(498,000)	(498,000)	(498,000)
Divestitures	96,076,462	96,076,462	96,076,462	96,076,462	96,076,462
Proceeds from sales of property, plant and equipment	2,000	2,000	2,000	12,100	12,100
Other	—	—	—	—	—

Net cash (used in) provided by investing activities	95,580,462	95,580,462	95,580,462	95,590,562	95,590,562

Financing activities:
Net borrowings on credit lines	—	—	—	—	—
Payments on long-term debt	(75,000,000)	(75,000,000)	(75,000,000)	(75,000,000)	(75,000,000)
Proceeds from long-term debt	—	—	—	—	—
Intercompany	7,715,198	7,715,198	7,715,198	7,715,198	7,715,198
Other	—	—	—	—	—

Net cash provided by (used in) financing activities	(67,284,802)	(67,284,802)	(67,284,802)	(67,284,802)	(67,284,802)

Effect of foreign exchange rate changes on cash and cash equivalents	(134)	(134)	(134)	(134)	(134)

Increase (decrease) in cash and cash equivalents	(289,125)	(1,343,169)	(1,428,145)	382,442	90,158

Cash and cash equivalents at beginning of Year	9,323,312	9,323,312	9,323,312	9,323,312	9,323,312

Cash and cash equivalents at end of Period	$9,034,187	$7,980,143	$7,895,167	$9,705,754	$9,413,470

1.	Cashflow statement based on Company’s fiscal period beginning 12/28/08, which includes net loss of $197,265 and net cash outflows of approximately $8 million from Dec 29, 2008, which were pre-petition.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-4

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

		SCHEDULE	MONTH	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING[1]		AMOUNT	JANUARY 2009	FEBRUARY 2009	MARCH 2009	APRIL 2009
1.	0-30		$3,368,106	$3,387,728	$4,728,441	$—
2.	31-60		643,867	1,103,581	433,694	—
3.	61-90		185,241	27,507	(32,144)	—
4.	91+		112,128		37,507	—

5.	TOTAL ACCOUNTS RECEIVABLE		$4,309,343	$4,518,816	$5,167,498	$—
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		—	—

7.	ACCOUNTS RECEIVABLE (NET)		$4,309,343	$4,518,816	$5,167,498	$—

1.	Does not include deposits/advances which are included in the balance sheet and miscellaneous receivables not recorded under the AR sub ledger. For April does not include receivable for the proceeds from the sale on 4/30/2009.

Following the sale on 4/30/2009 the debtors have no trade receivables.

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	11/2/09-11/29/2009
TAXES PAYABLE		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1.	FEDERAL	$—	$—	$—	$—	$—
2.	STATE	—	—	—	—	—
3.	LOCAL	—	—	—	—	—
4.	OTHER (ATTACH LIST)	—	—	—	—	—

5.	TOTAL TAXES PAYABLE	$—	$—	$—	$—	$—

6.	ACCOUNTS PAYABLE	$36,619	$—	$—	$—	$36,619

STATUS OF POSTPETITION TAXES			MONTH:	11/2/09-11/29/2009
FEDERAL		BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1.	WITHHOLDING**	$—	$8,972	$8,972	—
2.	FICA-EMPLOYEE**	—	1,096	1,096	—
3.	FICA-EMPLOYER**	—	1,096	1,096	—
4.	UNEMPLOYMENT	—	—	—	—
5.	INCOME	—	—	—	—
6.	OTHER (ATTACH LIST)	—	—	—	—

7.	TOTAL FEDERAL TAXES	$—	$11,164	$11,164	$—

STATE AND LOCAL
8.	WITHHOLDING	$—	$2,472	$2,472	—
9.	SALES	—	—	—	—
10.	EXCISE	—	—	—	—
11.	UNEMPLOYMENT	—	—	—	—
12.	REAL PROPERTY	—	—	—	—
13.	PERSONAL PROPERTY	—	—	—	—
14.	OTHER	—	—	—	—

15.	TOTAL STATE & LOCAL	$—	$2,472	$2,472	$—

16.	TOTAL TAXES	$—	$13,636	$13,636	$—

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-5

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

					MONTH:	11/2/09-11/29/2009
BANK RECONCILIATIONS
A. BANK:	Bank of America	Wilmington Trust	Wachovia	Wachovia	Wachovia	Wachovia	Wachovia	Wachovia
B. ACCOUNT NUMBER:	0049 6189 8991	2881-0598	2000044344937	2000044344953	2000049760707	2000042096355	2000042096368	2000028428497	TOTAL
C. PURPOSE (TYPE):	Deposit/Wdrwl	Deposit/Wdrwl	Money Market	Money Market	Money Market	Deposit/Wdrwl	Deposit/Wdrwl	Deposit/Wdrwl
1. BALANCE PER BANK STATEMENT	$667	$—	$5,334,960	$1,905,325	$1,601,916	$61,382	$499,988	$4,976	$9,409,214
2. ADD: TOTAL DEPOSITS NOT CREDITED									—
3. SUBTRACT: OUTSTANDING CHECKS									—
4. OTHER RECONCILING ITEMS			(2,265)	(772)	(1,360)	8,184			3,787
5. MONTH END BALANCE PER BOOKS	667	—	5,332,695	1,904,553	1,600,556	69,566	499,988	4,976	9,413,001
6. NUMBER OF LAST CHECK WRITTEN	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

INVESTMENT ACCOUNTS
BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.
9.
10.

11. TOTAL INVESTMENTS				—

CASH

12. CURRENCY ON HAND	$469

13. TOTAL CASH - END OF MONTH	$9,413,470

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-6

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660	MONTH: 11/2/09-11/29/2009

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	See Appendix A
2.
3.
4.
5.

6. TOTAL PAYMENTS TO INSIDERS		$—	$—

PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1. Alvarez & Marsal				$637,635
2. FTI Consulting				61,845
3. Goldman Sachs				4,142,218
4. Gordian Group LLC				482,214
5. Greenberg Traurig, LLP	11/23/09, 11/25/09	8,184		1,111,482	31,568
6. Hammonds				117,048
7. Hunton & Williams	11/10/2009	41,983	41,983	2,125,173	122,507
8. Ivins, Phillips, & Barker			248,264	393,960	212,775
9. Kekst & Company				7,513
10. Kurtzman Carson Consultants			9,134	437,140	20,000
11. Lowenstein & Sandler PC				25,176
12. Tavenner & Beran				24,278	37,178
13. Quarles & Brady	11/12/2009	243,752		1,954,520	1,061,602

TOTAL PAYMENTS TO PROFESSIONALS		$293,919	$299,381	$11,520,201	$1,485,630

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED. INCURRED FEES ARE MANAGEMENT ESTIMATES.

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
2. James Center Property LLC	3,000		3,000
3. Ikon Leasing	798	798	—
3. Lanier Parking Solutions	39	39	—
4 Pitney Bowes			—

TOTAL	$3,837	$837	$3,000

CASE NAME: CANAL CORPORATION	APPENDIX A (1 of 2)

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

PAYMENTS TO INSIDERS AND PROFESSIONALS

MONTH: 11/2/09-11/29/2009

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
NAME	TYPE OF PAYMENT	Jan Amount Paid[1]	Feb Amount Paid	March Amount Paid	April Amount Paid	May Amount Paid	June Amount Paid
1. Alvarez & Marsal	Professional	$—	$—	$279,364	$186,116	$134,882	$24,222
2. Buchan, Brian J	BOD Fees	1,260	—	3,780	5,600	1,269	2,585
3. Causey Jr, John Paul	Payroll	36,500	24,333	24,333	24,333	—	—
4. Causey Jr, John Paul	Expense Reimb	—	267	1,719	45	202	555
5. Decaluwe, Rafael C	BOD Fees	4,520	7,322	3,480	9,096	1,577	4,370
6. Fell, Sir David	BOD Fees	9,968	5,626	1,104	23,770	1,200	—
7. Formacek, Candace C.	Payroll	23,125	15,417	15,417	15,417	—	—
8. Formacek, Candace C.	Expense Reimb	—	521	—	2,351	33	—
9. Fowden, Jerry	BOD Fees	1,260	—	—	5,600	1,260	—
10. FTI Consulting	Professional	—	—	61,845	—	—	—
11. Goldman Sachs	Professional	—	—	—	—	4,142,218	—
12. Gordian Group	Professional	—	—	65,584	85,597	127,184	85,314
13. Greenberg Traurig	Professional	—	—	329,162	219,314	454,315	45,432
14. Hammonds LLP	Professional	—	—	44,502	27,730	27,999	14,443
15. Hellyar, Mary Jane	BOD Fees	1,800	2,744	35	8,000	1,800	—
16. Henderson, Thomas	Expense Reimb	1,151	1,766	4,087	2,654	—	—
17. Henderson, Thomas M	Payroll	25,000	16,667	16,667	16,667	—	—
18. Henfling, Robin	Payroll	33,086	20,433	20,433	20,433	—	—
19. Henfling, Robin	Expense Reimb	—	1,895	4,758	1,577	—	—
20. Hockett, Vincent W.	Payroll	33,125	22,083	22,083	22,083	—	—
21. Hockett, Vincent W.	Expense Reimb	—	50	2,405	—	—	—
22. Hunton & Williams LLP	Professional	—	—	751,574	—	619,558	293,537
23. Ivins, Phillips & Baker	Professional	—	15,934	—	18,538	7,987	15,657
24. Kekst & Company	Professional	5,263	—	1,550	700	—	—
25. Kohut, Andrew J	Payroll	71,250	44,958	48,285	47,500	—	—
26. Kohut, Andrew J	Expense Reimb	290	—	743	155	—	—
27. Kohut, Andrew J	BOD Fees
28. Lowenstein Sandler PC	Professional	—	—	—	11,528	9,898	—
29. Kurtzman Carson Consultants	Professional	—	32,668	131,522	76,938	61,434	46,827
30. McKeough, John	Expense Reimb	5,961	3,982	2,391	3,696	—	—
31. Mckeough, John P.	Payroll	22,548	14,583	14,583	14,583	—	—
32. Mostrom, Joel K.	Payroll	42,500	29,078	28,333	28,333	—	—
33. Mostrom, Joel K.	Expense Reimb	—	1,120	461	—	281	—
34. Naftzger, Christopher	Payroll	22,625	15,083	15,083	15,083	9,201	—
35. Naftzger, Christopher	Expense Reimb	—	1,571	—	1,070	30	—
36. Petit, Henri	BOD Fees	1,260	2,520	—	5,600	1,260	562
37. Quarles & Brady	Professional				483,089	337,422	—
38. Rosenblum, DR. John W.	BOD Fees	5,400	7,200	—	11,300	1,800	—
39. Swade, Terry A.	Payroll	12,875	8,583	8,583	8,583	—	—
40. Swade, Terry A.	Expense Reimb	—	—	490	—	—	—
41. Tavenner & Beran	Professional
42. Thelander, Beverly L.	BOD Fees / Exp	5,400	7,200	2,256	11,300	1,800	—
43. Turley, Troy	Expense Reimb	1,020	1,803	3,272	5,206	—	—
44. Turley, Troy L.	Payroll	22,953	12,533	12,533	12,533	—	—
45. Winter, David A	Payroll	18,887	12,592	12,592	12,592	15,740	—
46. Winter, David A	Expense Reimb	117	—	64	—	25	45

TOTAL PAYMENTS TO INSIDERS		$409,146	$330,533	$1,935,076	$1,444,713	$5,960,374	$533,549

1.	Includes 12/31/08, 1/15/09 ad 1/31/09 payrolls.

CASE NAME: CANAL CORPORATION	APPENDIX A (2 of 2)

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

PAYMENTS TO INSIDERS AND PROFESSIONALS

MONTH: 11/2/09-11/29/2009

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
NAME	TYPE OF PAYMENT	July Amount Paid	Aug Amount Paid	Sept Amount Paid	Oct Amount Paid	Nov Amount Paid	TOTAL PAID TO DATE
1. Alvarez & Marsal	Professional	$—	$13,052	$—	$—	$—	637,636
2. Buchan, Brian J	BOD Fees	—	—	—	—	—	14,494
3. Causey Jr, John Paul	Payroll	24,333	24,333	24,333	24,333	24,333	231,165
4. Causey Jr, John Paul	Expense Reimb	—	—	765	1,825	2,864	8,241
5. Decaluwe, Rafael C	BOD Fees	—	—	—	—		30,365
6. Fell, Sir David	BOD Fees	26,463	—	—	26,818		94,949
7. Formacek, Candace C.	Payroll	—	—	—	—		69,375
8. Formacek, Candace C.	Expense Reimb	—	—	—	—		2,905
9. Fowden, Jerry	BOD Fees	2,585	—	—	—		10,705
10. FTI Consulting	Professional	—	—	—	—		61,845
11. Goldman Sachs	Professional	—	—	—	—		4,142,218
12. Gordian Group	Professional	85,202	33,333	—	—		482,214
13. Greenberg Traurig	Professional	19,297	21,989	11,902	10,071		1,111,482
14. Hammonds LLP	Professional	—	2,374	—	—		117,048
15. Hellyar, Mary Jane	BOD Fees	3,692	—	—	—		18,071
16. Henderson, Thomas	Expense Reimb	—	—	—	—		9,658
17. Henderson, Thomas M	Payroll	—	—	—	—		75,000
18. Henfling, Robin	Payroll	—	—	—	—		94,386
19. Henfling, Robin	Expense Reimb	—	—	—	—		8,231
20. Hockett, Vincent W.	Payroll	—	—	—	—		99,375
21. Hockett, Vincent W.	Expense Reimb	—	—	—	—		2,455
22. Hunton & Williams LLP	Professional	136,623	158,206	73,364	50,328	41,983	2,125,174
23. Ivins, Phillips & Baker	Professional	43,544	19,943	—	24,093	248,264	393,960
24. Kekst & Company	Professional	—	—	—	—	—	7,513
25. Kohut, Andrew J	Payroll	—	—	—	—	—	211,993
26. Kohut, Andrew J	Expense Reimb	—	—	—	—	—	1,189
27. Kohut, Andrew J	BOD Fees				9,800	—	9,800
28. Lowenstein Sandler PC	Professional	—	3,750	—	—	—	25,176
29. Kurtzman Carson Consultants	Professional	40,648	—	18,252	19,717	9,134	437,140
30. McKeough, John	Expense Reimb	—	—	—	—	—	16,030
31. Mckeough, John P.	Payroll	—	—	—	—	—	66,298
32. Mostrom, Joel K.	Payroll	—	—	—	—	—	128,244
33. Mostrom, Joel K.	Expense Reimb	—	—	—	—	—	1,862
34. Naftzger, Christopher	Payroll	—	—	—	—	—	77,076
35. Naftzger, Christopher	Expense Reimb	—	—	—	—	—	2,671
36. Petit, Henri	BOD Fees	6,178	—	—	7,910	—	25,290
37. Quarles & Brady	Professional	624,250	—	509,759	—	—	1,954,520
38. Rosenblum, DR. John W.	BOD Fees	9,500	—	—	11,300	—	46,500
39. Swade, Terry A.	Payroll	—	—	—	—	—	38,625
40. Swade, Terry A.	Expense Reimb	—	—	—	—	—	490
41. Tavenner & Beran	Professional				24,278	—	24,278
42. Thelander, Beverly L.	BOD Fees / Exp	10,067	—	—	12,300	—	50,323
43. Turley, Troy	Expense Reimb	—	—	—	—	—	11,302
44. Turley, Troy L.	Payroll	—	—	—	—	—	60,553
45. Winter, David A	Payroll	—	—	—	—	—	72,402
46. Winter, David A	Expense Reimb	—	—	—	—	—	251

TOTAL PAYMENTS TO INSIDERS		$1,032,381	$276,980	$638,375	$222,773	$326,578	$13,110,477

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-7

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660	MONTH: 11/2/09-11/29/2009

QUESTIONNAIRE
		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

4. Payments on prepetition liabilities have been made pursuant to motions granted by the Bankruptcy Court.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-7a

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660	MONTH: 11/2/09-11/29/2009

INSURANCE
		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

MONTH ENDING: November 2, 2009 To November 29, 2009

INSURANCE SCHEDULE

Type	Carrier/Agent	Period Covered	Payment Amount	Frequency
General Liability	Century Surety Company	4/15/09-4/15/10	$6,372	Paid at Inception
General Liability	Century Surety Company	4/15/09-4/15/10	$1,943	Paid at Inception
Commercial Property	The Harford	4/24/09-4/24/10	$5,999	Paid at Inception
Primary Directors & Officers Liability Insurance	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/09-1/1/10	$800,000	Paid at Inception
Excess Directors and Officers Liability	Ace American Insurance Company	1/1/09-1/1/10	$300,000	Paid at Inception
Directors and Officers Liability Excess DIC Policy	Ace American Insurance Company	1/1/09-1/1/10	$200,000	Paid at Inception
Fiduciary Liability	Federal Insurance Company	1/1/09-1/1/10	$53,000	Paid at Inception
Excess Fiduciary Liability	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/09-1/1/10	$43,569	Paid at Inception
Outside Directorship Liability Insurance	Federal Insurance Company	1/1/09-1/1/10	$3,500	Paid at Inception
Crime Insurance	Zurich American Insurance Company	1/1/09-1/1/10	$84,262	Paid at Inception
Employed Lawyers Liability	American International Specialty Lines Insurance Company	5/17/08-1/1/10	$44,356	Paid at Inception
Employed Lawyers Liability	American International Specialty Lines Insurance Company	1/1/10-1/1/13	$48,372	Paid at Inception
US Workers Compensation	Twin City Fire Insurance Company	5/1/09-5/1/10	$1,034	Paid at Inception
US Terrorism	XL Insurance Company Limited	9/30/08-9/30/09	$564	Paid at Inception
Supplemental Travel / Accident Policy	Life Insurance Company of North America	1/1/09-1/1/10	$1,426	Paid at Inception
Kidnap & Ransom	Federal Insurance Company	1/1/07-1/1/10	$25,000	Paid at Inception
Natural Resources Liability and Clean-Up	American International Specialty Lines Insurance Company	12/31/00-12/31/20	$6,500,000	Paid at Inception